Exhibit 10.4

3rd AMENDMENT TO LEASE Previous two amendments are Exhibit D and Exhibit E dated November 7, 2018 _____________________ THIS AMENDMENT TO LEASE is made and entered into as of May 3, 2023, by and between 354 W. Gardena, LLC, a California Limited Liability Company (“Lessor”) and Polar Power, Inc., a Delaware Corporation (“Lessee”).

WHEREAS, on or about May 9, 2018, a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as: 400 W. Gardena Blvd., Carson, CA 90248_____________________________________________________________ (the “Premises”), and

WHEREAS, Lessor and Lessee ☒ have ☐ have not previously amended said Lease, and

WHEREAS, the Lessor and Lessee now desire to amend said Lease,

NOW, THEREFORE, for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:

☒ TERM: The Expiration Date is hereby ☐ advanced ☒ extended to August 31, 2026.

☐ AGREED USE: The Agreed Use is hereby modified to:____________________________________________________ _______________________________________________________________________________________________.

☒ BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows: September 1, 2023 @ $1.05/sq ft = $30,744.00 September 1, 2024 @ $1.25/sq ft = $36,600.00 September 1, 2025 @ $1.40/sq ft = $40,992.00.

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☒ OTHER: Additional security deposit of $15,287.20 to be paid.

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☒ OTHER: Lessor to remove Prestige Motorcoach sign.

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This Amendment shall not be construed against the party preparing it, but shall be construed as if all Parties jointly prepared this Amendment and any uncertainty and ambiguity shall not be interpreted against any one party.

All other terms and conditions of the Agreement shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

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EXECUTED as of the day and year first above written.

By LESSOR:		By LESSEE:

354 W. Gardena, LLC a California Limited Liability Company		Polar Power, Inc. a Delaware Corporation

By:	/s/ Marlene G. Alter	By:	/s/ Arthur D. Sams
Name Printed:	Marlene G. Alter	Name Printed:	Arthur D. Sams
Title:	Managing Partner	Title:	President, CEO
Phone:	(310) 403-6303	Phone:	(310) 830-9183
Fax:		Fax:

Email:	mgalter1@aol.com	Email:	asams@polarpowerinc.com

By:		By:	/s/ Luis Zavala
Name Printed:		Name Printed:	Luis Zavala
Title:		Title:	Chief Financial Officer
Phone:		Phone:	(XXX) XXX-XXXX
Fax:		Fax:
Email:		Email:	lzavala@polarpowerinc.com

Address:	1130 Benedict Canyon Drive., Beverly Hills, CA 90210	Address:	249 E. Gardena Blvd., Gardena, CA 90248

Federal ID No.:	80-0262407	Federal ID No.:	33-0479020

AIR CRE. 500 North Brand Blvd, Suite 900, Glendale, CA 91203, Tel 213-687-8777, Email contracts@aircre.com NOTICE: No part of the works may be reproduced in any form without permission in writing.

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